                                                                   Exhibit 10.17

                  SCHEDULE TO FORM OF NHP DEVELOPMENT AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

----------------------- ---------------------- ------------------ ------------------------- --------------------------
Facility Location       Owner                  Execution Date     Property Address          Tenant
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Pensacola, FL           Nationwide Health      June 26, 1998      North Davis Highway -     C&G Healthcare at
                        Properties, Inc.                          State Road No. 291 and    Pensacola, LLC
                                                                  Abbie Lane, Pensacola,
                                                                  Escambia County, Florida
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Tallahassee, FL         Nationwide Health      June 26, 1998      Fleischmann Road,         C&H Healthcare at
                        Properties, Inc.                          Tallahassee, Leon         Tallahassee, LLC
                                                                  County, Florida
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Hagerstown, MD          Nationwide Health      June 26, 1998      1175 Professional         C&G Healthcare at
                        Properties, Inc.                          Court, Hagerstown,        Hagerstown, LLC
                                                                  Washington County,
                                                                  Maryland
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Akron, OH               Nationwide Health      March 31, 1998     South Hawkins Avenue in   Elder Care Operators of
                        Properties, Inc.                          Akron, Summit County,     Akron, LLC
                                                                  Ohio
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Hilliard, OH            Nationwide Health      March 27, 1998     Heritage Club Drive in    Elder Care Operators of
                        Properties, Inc.                          Hilliard, Franklin        Hilliard, LLC
                                                                  County, Ohio
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Lakemont Farms,         MLD Delaware Trust     March 27, 1998     Washington Pike in        Elder Care Operators of
PA                                                                South Fayette Township,   Lakemont Farms, LLC
                                                                  Allegheny County,
                                                                  Pennsylvania
----------------------- ---------------------- ------------------ ------------------------- --------------------------
York, PA                MLD Delaware Trust     March 27, 1998     Knob Hill Road in York    Elder Care Operators of
                                                                  Township, York County,    York, LLC
                                                                  Pennsylvania
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Bristol, TN             Nationwide Health      March 31, 1998     Meadow View Road in       Elder Care Operators of
                        Properties, Inc.                          Bristol, 5th Civil        Bristol, LLC
                                                                  District of Sullivan
                                                                  County, Tennessee
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Johnson City,           Nationwide Health      June 26, 1998      406 E. Mountain View      C&G Healthcare at
TN                      Properties, Inc.                          Road, Johnson City,       Johnson City, LLC
                                                                  10th Civil District of
                                                                  Washington County,
                                                                  Tennessee
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Murfreesboro, TN        Nationwide Health      March 27, 1998     U.S. Highway 231 in       Elder Care Operators of
                        Properties, Inc.                          Murfreesboro, the 9th     Murfreesboro, LLC
                                                                  Civil District of
                                                                  Rutherford County,
                                                                  Tennessee
----------------------- ---------------------- ------------------ ------------------------- --------------------------
Teay's Valley,          Nationwide Health      June 26, 1998      West Virginia State       C&G Healthcare at Teay's
WV                      Properties, Inc.                          Route 34, being known     Valley, LLC
                                                                  numbered and designated
                                                                  as Lot No. 4, Stonegate
                                                                  Plaza, Scott Depot, in
                                                                  or near Teay's Valley,
                                                                  in the Scott District
                                                                  of Putnam County, West
                                                                  Virginia
----------------------- ---------------------- ------------------ ------------------------- --------------------------

-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Facility Location    Manager                 Architect               Budget           Contractor         Development Fees
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Pensacola, FL        Balanced Care at        Bullock Tice            $4,602,000             --           $350,000
                     Pensacola, Inc.         Associates
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Tallahassee,         Balanced Care at        Charles D. Foster,      $7,825,000             --           $450,000
FL                   Tallahassee, Inc.       Architect, P.A.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Hagerstown,          Balanced Care at        Scholl Sowers Garner    $4,117,000             --           $300,000
MD                   Hagerstown, Inc.        Saylor Architectural
                                             Associates, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Akron, OH            Balanced Care at        KWM Group, Inc.         $7,050,000       John Deklewa &     $450,000
                     Akron, Inc.                                                      Sons
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Hilliard, OH         Balanced Care at        Scholl Sowers Garner    $7,700,000       CCI Construction   $450,000
                     Hilliard, Inc.          Saylor Architectural                     Company, Inc.
                                             Associates, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Lakemont Farms,      Balanced Care at        Charles D. Foster,      $8,600,000       John Deklewa &     $450,000
PA                   Lakemont Farms, Inc.    Architect, P.A.                          Sons
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
York, PA             Balanced Care at        Scholl Sowers Garner    $4,450,000       Richard D.         $350,000
                     York, Inc.              Saylor Architectural                     Poole, Inc.
                                             Associates, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Bristol, TN          Balanced Care at        Ken Ross Architects,    $4,550,000       J.A. Street &      $350,000
                     Bristol, Inc.           Inc.                                     Associates, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Johnson City,        Balanced Care at        Ken Ross Architects,    $4,458,000       J.A. Street &      $350,000
TN                   Johnson City, Inc.      Inc.                                     Associates, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Murfreesboro, TN     Balanced Care at        KWM, Inc.               $4,500,000       May Construction   $350,000
                     Murfreesboro, Inc.                                               Company
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------
Teay's Valley,       Balanced Care at        Charles D. Foster,      $4,898,000       Westra             $350,000
WV                   Teay's Valley, Inc.     Architect, P.A.                          Construction, Inc.
-------------------- ----------------------- ----------------------- ---------------- ------------------ -------------------